SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) July 3, 2002
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                         SUTTON TRADING SOLUTIONS, INC.
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               (Exact name of registrant as specified in Charter)


            Nevada                       000-29331               76-0270295
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  (State or other jurisdiction          (Commission            (IRS employer
      of incorporation)                  file no.)           identification no.)


                   1000 Woodbury Road, Suite 214, Woodbury, NY       11797
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                    (Address of Principal Executive Offices)      (Zip Code)


        Registrant's telephone number, including area code (516) 682-9700
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          (Former Name or Former Address, if Changed Since Last Report)
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Forward Looking Statements

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's financial statements and the related notes that appear elsewhere in this report and Registrant's quarterly report on Form 10-QSB for the three months ended December 31, 2001, as filed with the Securities and Exchange Commission (the "Commission").

Item 5.  Other Events.

         On July 3, 2002, Registrant issued the press release attached hereto as
Exhibit 1.


Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

         1.       Press Release issued by Registrant on July 3, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SUTTON TRADING SOLUTIONS, INC.



                                  By: /s/ Jonathan D. Siegel
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                                     Name:  Jonathan D. Siegel
                                     Title: Chief Executive Officer


Dated:  July 7, 2002


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